Exhibit 99.2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

)
In re:	)	Chapter 11
)
ORBITAL INFRASTRUCTURE GROUP, INC., et al.,[1]	) )	Case No. 23-90763 (CML)
)
Debtors.	)	Jointly Administered
)

NOTICE OF (I) DEADLINES TO (A) CAST VOTES TO ACCEPT
OR REJECT THE PLAN, (B) SUBMIT OPT-OUT FORMS, AND (C) OBJECT
TO FINAL APPROVAL OF THE DISCLOSURE STATEMENT AND

CONFIRMATION OF THE PLAN, (II) COMBINED HEARING TO CONSIDER

FINAL APPROVAL OF THE DISCLOSURE STATEMENT AND CONFIRMATION

OF THE PLAN, AND (III) RELATED MATTERS AND PROCEDURES

On October 20, 2023, the United States Bankruptcy Court for the Southern District of Texas (the “Court”) entered an order [Docket No. 239] (the “Conditional Disclosure Statement Order”) that, among other things, (a) conditionally approved the Disclosure Statement contained in the Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation of Orbital Infrastructure Group, Inc. et al. [Docket No. 228] (as it may be amended, modified, or supplemented from time to time in accordance with the terms thereof (including all appendices, exhibits, schedules, and supplements (including any Plan Supplements) thereto), the “Combined DS and Plan,” the “Disclosure Statement,” or the “Plan,” as applicable)2, as containing adequate information, in accordance with section 1125(a) of the Bankruptcy Code, for the purpose of soliciting votes on the Plan and (b) authorized the Debtors to solicit votes to accept or reject the Plan in accordance with the Solicitation and Tabulation Procedures approved by the Court on a final basis.

1 The Debtors in the Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, are: Orbital Infrastructure Group, Inc. (3284); Orbital Gas Systems, North America, Inc. (7018); Orbital Power, Inc. (6341); Orbital Solar Services, LLC (1156); and Eclipse Foundation Group, Inc. (5575). The location of the Debtors’ service address is: 5444 Westheimer Road, Suite 1650, Houston, TX 77056.

2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Combined DS and Plan or the Conditional Disclosure Statement Order (including the Solicitation and Tabulation Procedures attached thereto), as applicable. Copies of those documents, this notice, and additional information about the Chapter 11 Cases can be accessed free of charge on the Case Information Website (https://www.donlinrecano.com/Clients/oig/Index).

Solicitation Package

Only those who hold Claims in the Voting Class (i.e., Holders of Class 3 General Unsecured Claims) will be entitled to vote on the Plan. Each such Holder will be sent, via email (or first-class mail, including in electronic format (e.g., flash drive) if the Debtors do not have an email address for such Holder), a Solicitation Package including copies of the following: a Ballot; the Conditional Disclosure Statement Order (excluding exhibits, other than the Solicitation and Tabulation Procedures); the Combined DS and Plan; this Combined Hearing Notice; and any other documents and materials as the Court may direct or the Debtors may deem appropriate. Any party that receives a Solicitation Package via email but would prefer a paper or electronic version free of charge may contact the Solicitation Agent using one of the methods listed in the “Inquiries” section below.

Voting Record Date

The Voting Record Date, which is the date as of which a Holder of record of a Claim entitled to vote on the Plan must have held such Claim to cast a vote to accept or reject the Plan, is 11:59 p.m. (Central Time) on October 19, 2023. For the avoidance of doubt, those who properly and timely file a Proof of Claim after the Voting Record Date but before the Bar Date applicable to them pursuant to and in accordance with the Bar Date Order [Docket No. 176] shall be deemed as if they held their Claim as of the Voting Record Date for purposes of determining which Holders are entitled to receive a Ballot to vote to accept or reject the Plan.

With respect to any transferred Claim, the transferee will be entitled to receive and cast a Ballot on account of such transferred Claim only if (a) all actions necessary to effect the transfer of the Claim pursuant to Bankruptcy Rule 3001(e) have been completed by the Voting Record Date (including the passage of any applicable objection period) or (b) the transferee files, no later than the Voting Record Date, (i) the documentation required by Bankruptcy Rule 3001(e) to evidence the transfer and (ii) a sworn statement of the transferor supporting the validity of the transfer.

Temporary Allowance Deadline

If a Holder of a Claim wishes to challenge the allowance or classification of its Claim for voting purposes in accordance with the Tabulation Procedures, it must file and serve on the Debtors a motion (a “Rule 3018 Motion”), pursuant to Bankruptcy Rule 3018(a), requesting that the Court temporarily allow its Claim in a different amount or with a different classification for purposes of voting to accept or reject the Plan. Rule 3018 Motions must be filed on or before 4:00 p.m. (Central Time) on November 21, 2023. Unless and until a Claim is temporarily allowed, pursuant to an order of the Court entered prior to the Voting Deadline, in a different amount or with a different classification for purposes of voting to accept or reject the Plan, any Ballot submitted by a Holder of such Claim shall be counted in accordance with these Tabulation Procedures, without regard to the amount sought to be allowed or the classification sought to be applied in any Rule 3018 Motion.

Voting Deadline

The Voting Deadline, which is the deadline for the submission of Ballots to vote to accept or reject the Plan, is 4:00 p.m. (prevailing Central Time) on November 21, 2023. The Debtors may extend the Voting Deadline in their sole discretion in accordance with the Solicitation and Tabulation Procedures, including for only some Holders, without further order of the Court.

Ballots must be properly completed and submitted (as set forth on the Ballot) so as to be actually received by the Solicitation Agent before the Voting Deadline. Ballots delivered in an incomplete manner, after the Voting Deadline, or in a manner not expressly provided for on the Ballot may not be counted. The rules and procedures for the tabulation of the votes are outlined in Solicitation and Tabulation Procedures.

Objections to Plan Confirmation and Final Approval of the Disclosure Statement

The Court has established 4:00 p.m. (prevailing Central Time) on November 21, 2023, as the deadline for filing and serving objections to final approval of the Disclosure Statement and Confirmation of the Plan (the “Combined DS and Plan Objection Deadline”). Any objection to the Plan must (a) be in writing, in English, and in text-searchable format, (b) comply with the Bankruptcy Code, Bankruptcy Rules, Local Rules, Complex Procedures, and the Conditional Disclosure Statement Order, (c) state, with specificity, the legal and factual bases thereof, (d) be filed with the Court no later than the Combined DS and Plan Objection Deadline, and (e) be served on (i) the U.S. Trustee, 515 Rusk Street, Suite 3516, Houston, Texas 77002, Attn: Jayson B. Ruff and Vianey Garza; (ii) counsel to the Debtors, Haynes and Boone, LLP, 1221 McKinney Street, Suite 4000, Houston, Texas 77010, Attn: Steven M. Pezanosky, Arsalan Muhammad, Kourtney Lyda and David Trausch; (iii) proposed counsel to the Committee, White & Case LLP, 609 Main Street, Suite 2900, Houston, Texas 77002, Attn: Charles Koster and Ronald Gorsich; (iv) counsel to the Ad Hoc Group of Front Line Lenders (as defined in the Final DIP Order3)], (X) Norton Rose Fulbright US LLP, 1301 McKinney Street, Suite 5100, Houston, Texas 77010, Attn: Jason L. Boland and Julie Goodrich Harrison and (Y) Davis Polk & Wardwell, LLP, 450 Lexington Avenue, New York, New York 10017, Attn: Angela Libby, Joshua Sturm and Joseph W. Brown; (v) counsel to Streeterville Capital, LLC, Parsons Behle & Latimer, 201 S. Main Street, Suite 1800, Salt Lake City, Utah 84111, Attn: Brian M. Rothschild and Simeon J. Brown; and (vi) counsel to Kurt and Audrey Johnson, Kane Russell Coleman Logan PC, 901 Main Street, Suite 5200, Dallas, Texas 75202, Attn: Joseph M. Coleman, Kyle Woodard and William Hotze.

Combined Hearing

A Combined Hearing on the final approval of the Disclosure Statement and Confirmation of the Plan will commence on November 28, 2023, at 1:00 p.m. (prevailing Central Time), in the United States Bankruptcy Court for the Southern District of Texas before the Honorable Christopher M. Lopez, Courtroom 401, 515 Rusk Street, Houston, Texas 77002. The Combined Hearing may be adjourned or continued from time to time by the Court or the Debtors by announcement of the adjournment or continuance at a hearing before the Court or by filing a notice on the Court’s docket.

The Debtors may, without further order of the Court, make non-substantive or immaterial changes to the Combined DS and Plan, the Solicitation Package, the Notice of Non-Voting Status, and related documents without further order of the Court, including changes to correct typographical and grammatical errors, and to make conforming changes among the Combined DS and Plan and related documents when, in the Debtors’ reasonable discretion, doing so would better facilitate the solicitation or confirmation process. Any other changes to the Combined DS and Plan shall be subject to Article XIII.F thereof.

3 The “Final DIP Order” shall mean the Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing and (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Granting Adequate Protection to the Prepetition Secured Parties, (IV) Modifying the Automatic Stay, and (V) Granting Related Relief [Docket No. 138].

Inquiries

If you have any questions about this notice or any documents or materials that you received, or if you need a Solicitation Package or Opt-Out Form, either in electronic or print form, please contact the Solicitation Agent via email at oiginfo@drc.equiniti.com or via telephone at +1-866-853-1834 (toll-free in the U.S. and Canada) or +1-212-771-1128 (international). The Solicitation Agent cannot and will not provide legal advice.

Copies of this notice, the Conditional Disclosure Statement Order, the Combined DS and Plan, and all other documents publicly filed in the Chapter 11 Cases can be obtained free of charge by visiting the Debtors’ Case Information Website (https://www.donlinrecano.com/Clients/oig/Index).

Release, Exculpation, and Injunction Provisions in the Plan

Please be advised that Article XII of the Plan contains the following release, exculpation, and injunction provisions:

A.	Compromise and Settlement of Claims and Controversies

Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019 and in consideration for the Distributions and other benefits provided pursuant to the Plan, the provisions of the Plan shall constitute a good-faith compromise and settlement of all Claims, Interests, and controversies relating to the contractual, legal, and subordination rights that a Holder of a Claim or Interest may have with respect to any Allowed Claim or Interest, or any Distribution to be made on account of such Allowed Claim or Interest. The entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of the compromise or settlement of all such Claims, Interests, and controversies, as well as a finding by the Bankruptcy Court that such compromise or settlement is in the best interests of the Debtors, their Estates, and the Holders of Claims and Interests and is fair, equitable, and reasonable.

B.	Releases

1.	Releases by the Debtors

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PLAN OR CONFIRMATION ORDER, PURSUANT TO SECTION 1123(B) OF THE BANKRUPTCY CODE, IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY OF WHICH IS HEREBY CONFIRMED, ON AND AFTER THE EFFECTIVE DATE, EACH RELEASED PARTY IS, AND IS DEEMED TO BE, HEREBY CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND FOREVER RELEASED BY THE DEBTORS AND THEIR ESTATES, IN EACH CASE ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AND REPRESENTATIVES, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, MATURED OR UNMATURED, EXISTING OR HEREAFTER ARISING, IN LAW, EQUITY, CONTRACT, TORT, OR OTHERWISE, INCLUDING ANY DERIVATIVE CLAIMS ASSERTED OR ASSERTABLE ON BEHALF OF ANY OF THE DEBTORS OR THEIR ESTATES THAT SUCH ENTITY WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT (WHETHER INDIVIDUALLY OR COLLECTIVELY), BASED ON OR RELATING TO, OR IN ANY MANNER ARISING FROM, IN WHOLE OR IN PART, THE DEBTORS (INCLUDING THE MANAGEMENT, OWNERSHIP OR OPERATION THEREOF), THEIR CAPITAL STRUCTURE, THE FILING OF THE CHAPTER 11 CASES, ANY INTERCOMPANY TRANSACTION BETWEEN OR AMONG A DEBTOR AND ANOTHER DEBTOR, THE DEFINITIVE DOCUMENTS, OR ANY CONTRACT, INSTRUMENT RELEASE, OR OTHER AGREEMENT OR DOCUMENT CREATED OR ENTERED INTO IN CONNECTION WITH THE DEFINITIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED IN THE PLAN, THE PURSUIT OR ADMINISTRATION OF CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED IN THE PLAN, ANY SECURITY OF THE DEBTORS OR THE DEBTORS’ ESTATES, THE DISTRIBUTION OF PROPERTY UNDER THE PLAN OR ANY OTHER RELATED AGREEMENT, THE SUBJECT MATTER OF, OR THE TRANSACTIONS OR EVENTS GIVING RISE TO, ANY CLAIM OR INTEREST THAT IS TREATED IN THE PLAN, THE BUSINESS OR CONTRACTUAL ARRANGEMENTS BETWEEN ANY DEBTOR AND ANY RELEASED PARTY, THE ASSERTION OR ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE DEBTORS, AND ANY AND ALL OTHER PAYMENTS MADE, INVESTMENTS UNDERTAKEN, OR VALUE TRANSFERS OF ANY KIND, IN EACH CASE THAT FLOWED FROM THE DEBTOR TO ANY RELEASED PARTY, OTHER THAN CLAIMS OR LIABILITIES ARISING OUT OF OR RELATING TO ANY ACT OR OMISSION OF A RELEASED PARTY THAT CONSTITUTES ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, EACH SOLELY TO THE EXTENT DETERMINED BY A FINAL ORDER OF A COURT OF COMPETENT JURISDICTION.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RELEASES SET FORTH ABOVE DO NOT RELEASE OR IN ANY WAY AFFECT OR PREJUDICE ANY POST-EFFECTIVE DATE OBLIGATIONS OF ANY PARTY OR ENTITY UNDER THE PLAN, THE CONFIRMATION ORDER, ANY TRANSACTION CONTEMPLATED IN THE PLAN, OR ANY DOCUMENT, INSTRUMENT, OR AGREEMENT (INCLUDING THOSE SET FORTH IN THE PLAN SUPPLEMENT) EXECUTED TO IMPLEMENT THE PLAN, INCLUDING THE LIQUIDATING TRUST AGREEMENT, OR ANY CLAIM OR OBLIGATION ARISING UNDER THE PLAN.

ENTRY OF THE CONFIRMATION ORDER SHALL CONSTITUTE THE BANKRUPTCY COURT’S APPROVAL, PURSUANT TO BANKRUPTCY RULE 9019, OF THE DEBTORS’ RELEASE, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED IN THE PLAN, AND FURTHER, SHALL CONSTITUTE THE BANKRUPTCY COURT’S FINDING THAT THE DEBTORS’ RELEASE IS: (A) IN EXCHANGE FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE RELEASED PARTIES, INCLUDING, WITHOUT LIMITATION, THE RELEASED PARTIES’ CONTRIBUTIONS TO FACILITATING THE TRANSACTIONS CONTEMPLATED BY AND IMPLEMENTING THE PLAN; (B) A GOOD FAITH SETTLEMENT AND COMPROMISE OF THE CLAIMS RELEASED BY THE DEBTORS’ RELEASE; (C) IN THE BEST INTERESTS OF THE DEBTORS AND ALL HOLDERS OF CLAIMS OR INTERESTS; (D) FAIR, EQUITABLE, AND REASONABLE; (E) GIVEN AND MADE AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (F) A BAR TO ANY OF THE DEBTORS OR THE DEBTORS’ ESTATES ASSERTING ANY CLAIM OR CAUSE OF ACTION RELEASED PURSUANT TO THE DEBTORS’ RELEASE.

2.	Releases by Holders of Claims and Interests other than the Debtors

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PLAN OR CONFIRMATION ORDER, IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY OF WHICH IS HEREBY CONFIRMED, ON AND AFTER THE EFFECTIVE DATE, EACH RELEASED PARTY, D&O, AND EACH RELEASING PARTY IS, AND IS DEEMED TO BE, HEREBY CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY, AND FOREVER WAIVED, RELEASED AND SETTLED BY EACH RELEASING PARTY AND THEIR ESTATES, IN EACH CASE ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AND REPRESENTATIVES, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, MATURED OR UNMATURED, EXISTING OR HEREAFTER ARISING, IN LAW, EQUITY, CONTRACT, TORT, OR OTHERWISE, INCLUDING ANY DERIVATIVE CLAIMS ASSERTED OR ASSERTABLE ON BEHALF OF ANY OF THE DEBTORS OR THEIR ESTATES THAT SUCH ENTITY WOULD HAVE BEEN LEGALLY ENTITLED TO ASSERT (WHETHER INDIVIDUALLY OR COLLECTIVELY), BASED ON OR RELATING TO, OR IN ANY MANNER ARISING FROM, IN WHOLE OR IN PART, THE DEBTORS (INCLUDING THE MANAGEMENT, OWNERSHIP OR OPERATION THEREOF), THEIR CAPITAL STRUCTURE, THE FILING OF THE CHAPTER 11 CASES, ANY INTERCOMPANY TRANSACTION BETWEEN OR AMONG A DEBTOR AND ANOTHER DEBTOR, THE DEFINITIVE DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED IN THE PLAN, CONTRACT, INSTRUMENT RELEASE, OR OTHER AGREEMENT OR DOCUMENT CREATED OR ENTERED INTO IN CONNECTION WITH THE DEFINITIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED IN THE PLAN, THE PURSUIT OF CONSUMMATION OR ADMINISTRATION OF THE TRANSACTIONS CONTEMPLATED IN THE PLAN, ANY SECURITY OF THE DEBTORS, THE DISTRIBUTION OF PROPERTY UNDER THE PLAN OR ANY OTHER RELATED AGREEMENT, THE SUBJECT MATTER OF, OR THE TRANSACTIONS OR EVENTS GIVING RISE TO, ANY CLAIM OR INTEREST THAT IS TREATED IN THE PLAN, THE BUSINESS OR CONTRACTUAL ARRANGEMENTS BETWEEN ANY DEBTOR AND ANY RELEASED PARTY, THE ASSERTION OR ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE DEBTORS, AND ANY AND ALL OTHER PAYMENTS MADE, INVESTMENTS UNDERTAKEN, OR VALUE TRANSFERS OF ANY KIND, IN EACH CASE THAT FLOWED FROM THE DEBTOR TO ANY RELEASED PARTY, OR UPON ANY OTHER ACT OR OMISSION, TRANSACTION, AGREEMENT, EVENT, OR OTHER OCCURRENCE RELATED OR RELATING TO ANY OF THE FOREGOING TAKING PLACE ON OR BEFORE THE EFFECTIVE DATE, OTHER THAN CLAIMS OR LIABILITIES ARISING OUT OF OR RELATING TO ANY ACT OR OMISSION OF A RELEASED PARTY, D&O, OR RELEASING PARTY THAT CONSTITUTES ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, EACH SOLELY TO THE EXTENT AS DETERMINED BY A FINAL ORDER OF A COURT OF COMPETENT JURISDICTION.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RELEASES SET FORTH ABOVE DO NOT RELEASE OR IN ANY WAY AFFECT OR PREJUDICE (A) ANY POST-EFFECTIVE DATE OBLIGATIONS OF ANY PARTY OR ENTITY UNDER THE PLAN, THE CONFIRMATION ORDER, ANY TRANSACTION CONTEMPLATED IN THE PLAN, OR ANY DOCUMENT, INSTRUMENT, OR AGREEMENT (INCLUDING THOSE SET FORTH IN THE PLAN SUPPLEMENT) EXECUTED TO IMPLEMENT THE PLAN, INCLUDING THE LIQUIDATING TRUST AGREEMENT, OR ANY CLAIM OR OBLIGATION ARISING UNDER THE PLAN, OR (B) ANY RETAINED CAUSE OF ACTION.

ENTRY OF THE CONFIRMATION ORDER SHALL CONSTITUTE THE BANKRUPTCY COURT’S APPROVAL, PURSUANT TO BANKRUPTCY RULE 9019, OF THE THIRD-PARTY RELEASES, WHICH INCLUDES BY REFERENCE EACH OF THE RELATED PROVISIONS AND DEFINITIONS CONTAINED IN THE PLAN, AND, FURTHER, SHALL CONSTITUTE THE BANKRUPTCY COURT’S FINDING THAT THE THIRD-PARTY RELEASES ARE: (A) CONSENSUAL; (B) ESSENTIAL TO THE CONFIRMATION OF THE PLAN; (C) GIVEN IN EXCHANGE FOR THE GOOD AND VALUABLE CONSIDERATION PROVIDED BY THE RELEASED PARTIES; (D) A GOOD FAITH SETTLEMENT AND COMPROMISE OF THE CLAIMS RELEASED BY THE THIRD-PARTY RELEASES; (E) IN THE BEST INTERESTS OF THE DEBTORS AND THEIR ESTATES; (F) FAIR, EQUITABLE, AND REASONABLE; (G) GIVEN AND MADE AFTER DUE NOTICE AND OPPORTUNITY FOR HEARING; AND (H) A BAR TO ANY OF THE RELEASING PARTIES ASSERTING ANY CLAIM OR CAUSE OF ACTION RELEASED PURSUANT TO THE THIRD-PARTY RELEASES.

C.	Exculpation

EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PLAN OR CONFIRMATION ORDER, FROM AND AFTER THE EFFECTIVE DATE NO EXCULPATED PARTY SHALL HAVE OR INCUR, AND EACH EXCULPATED PARTY IS RELEASED AND EXCULPATED FROM, ANY LIABILITY FOR ANY ACT OR OMISSION ON OR AFTER THE PETITION DATE UP TO AND INCLUDING THE EFFECTIVE DATE IN CONNECTION WITH, RELATING TO OR ARISING OUT OF THE CHAPTER 11 CASES, THE FORMULATION, PREPARATION, DISSEMINATION, NEGOTIATION, OR EXECUTION OF THE DISCLOSURE STATEMENT, THE PLAN, OR ANY TRANSACTION, CONTRACT, INSTRUMENT, RELEASE OR OTHER AGREEMENT OR DOCUMENT CREATED OR ENTERED INTO IN CONNECTION WITH THE FOREGOING, THE FILING OF THE CHAPTER 11 CASES, THE PURSUIT OF CONFIRMATION, THE PURSUIT OF CONSUMMATION, THE ADMINISTRATION AND IMPLEMENTATION OF THE PLAN, THE DISTRIBUTION OF PROPERTY UNDER THE PLAN OR ANY OTHER RELATED AGREEMENT, EXCEPT FOR CLAIMS RELATED TO ANY ACT OR OMISSION THAT IS DETERMINED IN A FINAL ORDER TO HAVE CONSTITUTED ACTUAL FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT; IN ALL RESPECTS THE EXCULPATED PARTIES SHALL BE ENTITLED TO REASONABLY RELY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES. THE EXCULPATED PARTIES HAVE, AND UPON COMPLETION OF THE PLAN SHALL BE DEEMED TO HAVE, PARTICIPATED IN THE SOLICITATION OF VOTES AND DISTRIBUTIONS PURSUANT TO THE PLAN IN GOOD FAITH AND IN COMPLIANCE WITH APPLICABLE LAWS AND, THEREFORE, ARE NOT, AND ON ACCOUNT OF SUCH ACTIONS SHALL NOT BE, LIABLE AT ANY TIME FOR THE VIOLATION OF ANY APPLICABLE LAW, RULE, OR REGULATION GOVERNING THE SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE PLAN OR DISTRIBUTIONS MADE PURSUANT TO THE PLAN.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RELEASES AND EXCULPATIONS ABOVE DO NOT RELEASE OR IN ANY WAY AFFECT OR PREJUDICE, OR EXCULPATE ANY D&O FROM ANY D&O ACTION.

D.	Injunction

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, ALL ENTITIES WHO HAVE HELD, HOLD, OR MAY HOLD CLAIMS OR INTERESTS OR CAUSES OF ACTION THAT HAVE BEEN SETTLED, RELEASED, OR ARE SUBJECT TO EXCULPATION UNDER THE PLAN ARE PERMANENTLY ENJOINED, FROM AND AFTER THE EFFECTIVE DATE, FROM TAKING ANY OF THE FOLLOWING ACTIONS AGAINST, AS APPLICABLE, THE DEBTORS, THE LIQUIDATING TRUST, THE EXCULPATED PARTIES, OR THE RELEASED PARTIES: (A) COMMENCING OR CONTINUING IN ANY MANNER ANY ACTION OR OTHER PROCEEDING OF ANY KIND ON ACCOUNT OF OR IN CONNECTION WITH ANY SUCH CLAIMS OR INTERESTS OR CAUSES OF ACTION; (B) ENFORCING, ATTACHING, COLLECTING, OR RECOVERING ANY JUDGMENT, AWARD, DECREE, OR ORDER AGAINST SUCH ENTITIES ON ACCOUNT OF OR IN CONNECTION WITH ANY SUCH CLAIMS OR INTERESTS OR CAUSES OF ACTION; (C) CREATING, PERFECTING, OR ENFORCING AN ENCUMBRANCE OF ANY KIND AGAINST SUCH ENTITIES OR THEIR PROPERTIES ON ACCOUNT OF OR IN CONNECTION WITH SUCH CLAIMS OR INTERESTS OR CAUSES OF ACTION; (D) ASSERTING ANY RIGHT OF SETOFF, SUBROGATION, OR RECOUPMENT OF ANY KIND AGAINST ANY OBLIGATION DUE FROM SUCH ENTITIES OR AGAINST THE PROPERTY OF SUCH ENTITIES ON ACCOUNT OF OR IN CONNECTION WITH SUCH CLAIMS OR INTERESTS OR CAUSES OF ACTION UNLESS SUCH HOLDER HAS FILED A MOTION REQUESTING THE RIGHT TO PERFORM SUCH SETOFF ON OR BEFORE THE CONFIRMATION DATE, NOTWITHSTANDING AN INDICATION IN ANY PROOF OF CLAIM OR OTHERWISE THAT SUCH HOLDER ASSERTS, HAS, OR INTENDS TO PRESERVE THE RIGHT OF SETOFF PURSUANT TO APPLICABLE LAW OR OTHERWISE; AND (E) COMMENCING OR CONTINUING ANY ACTION OR OTHER PROCEEDING OF ANY KIND ON ACCOUNT OF OR IN CONNECTION WITH SUCH CLAIMS OR INTERESTS OR CAUSES OF ACTION.

E.	Term of Injunctions or Stays

Unless otherwise provided in the Plan or in the Confirmation Order, all injunctions or stays arising under or entered during the pendency of the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date indicated in the order providing for such injunction or stay.

F.	Release of Claims Under the Sale Orders

Pursuant to the Sale Orders, all Claims against the Debtors and Estates arising from the Prepetition Secured Debt, the DIP Obligations, and the Prepetition Secured Intercompany Note have been released and discharged. Notwithstanding anything to the contrary in the Plan, neither the Debtors, the Estates, nor the Liquidating Trust shall have any liability on account of Claims against the Debtors and Estates that were released and discharged under the Sale Orders, and no Holder shall be entitled to Distributions on account of any such Claims.

YOU ARE ADVISED TO CAREFULLY REVIEW AND CONSIDER THE COMBINED DS AND PLAN, INCLUDING THE RELEASE, EXCULPATION, AND INJUNCTION PROVISIONS, AS YOUR RIGHTS MIGHT BE AFFECTED.

ALL HOLDERS OF CLAIMS OR INTERESTS THAT DO NOT TIMELY AND PROPERLY ELECT TO OPT OUT OF THE THIRD-PARTY RELEASE PROVISIONS CONTAINED IN ARTICLE XII OF THE PLAN, BY CHECKING THE OPT-OUT BOX IN A BALLOT OR OPT-OUT FORM DISTRIBUTED BY THE DEBTORS, WILL BE DEEMED TO HAVE EXPRESSLY, UNCONDITIONALLY, GENERALLY, INDIVIDUALLY, AND COLLECTIVELY CONSENTED TO THE RELEASE AND DISCHARGE OF ALL CLAIMS AND CAUSES OF ACTION AGAINST THE DEBTORS AND THE RELEASED PARTIES. BY OBJECTING TO OR ELECTING TO OPT OUT OF THE THIRD-PARTY RELEASES SET FORTH IN ARTICLE XII OF THE PLAN, YOU WILL FOREGO THE BENEFIT OF OBTAINING THE THIRD-PARTY RELEASES UNDER ARTICLE XII OF THE PLAN IF YOU WOULD OTHERWISE BE A RELEASED PARTY IN CONNECTION THEREWITH. PLEASE BE ADVISED THAT YOUR RECOVERY UNDER THE PLAN WOULD BE THE SAME REGARDLESS OF WHETHER YOU OPT OUT OF THE THIRD-PARTY RELEASES UNDER ARTICLE XII OF THE PLAN.

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Dated: October 20, 2023 Houston, Texas

By: /s/ Arsalan Muhammad

Charles A. Beckham, Jr. (TX Bar No. 02016600)

Arsalan Muhammad (TX Bar No. 24074771)

Kourtney Lyda (TX Bar No.24013330)

David Trausch (TX Bar No. 24113513)

HAYNES AND BOONE, LLP

1221 McKinney Street, Suite 4000

Houston, Texas 77010

Telephone: (713) 547-2000

Facsimile: (713) 547-2600

Email: charles.beckham@haynesboone.com

Email: arsalan.muhammad@haynesboone.com

Email: kourtney.lyda@haynesboone.com

Email: david.trausch@haynesboone.com

– and –

Stephen M. Pezanosky (TX Bar No. 15881850)

Thomas J. Zavala (TX Bar No. 24116265)

HAYNES AND BOONE, LLP

2801 N. Harwood Street, Suite 2300

Dallas, TX 75201

Telephone: (214) 651-5000

Facsimile: (214) 651-5940

Email: stephen.pezanosky@haynesboone.com

Email: tom.zavala@haynesboone.com

Counsel to the Debtors